Supplement to the
Fidelity® SAI Alternative Risk Premia Commodity Strategy Fund and Fidelity® SAI Alternative Risk Premia Currency Strategy Fund
September 29, 2026
Prospectus

On September 11, 2026, the Board of Trustees approved a plan of liquidation for Fidelity® SAI Alternative Risk Premia Commodity Strategy Fund and Fidelity® SAI Alternative Risk Premia Currency Strategy Fund ("the funds"). Following Board approval, the funds will no longer pursue their stated investment objectives and fund assets will be managed to provide for sufficient liquidity prior to liquidation. The funds are expected to liquidate on or about December 17, 2026. New positions in the funds may continue to be opened and additional shares may be purchased until the fund's liquidation.
COA-PSTK-0926-102 1.9919171.102	September 29, 2026